                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                             ___________________

                                AMENDMENT NO.2
                                      ON
                                  FORM 8-K/A
                                      TO
                                   FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 10, 1995
______________________________________________________________________________


                    Horizon/CMS Healthcare Corporation

         (Exact name of registrant as specified in its charter)

______________________________________________________________________________


           DELAWARE                     1-9369                91-1346899
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

______________________________________________________________________________


6001 INDIAN SCHOOL ROAD, N.E., SUITE 530, ALBUQUERQUE, NM        87110
      (Address of principal executive offices)                 (Zip Code)

______________________________________________________________________________


    Registrant's telephone number, including area code:  (505) 881-4961

At the time of filing of Amendment No. 1 on Form 8-K/A (the "First Amendment") to the Current Report on Form 8-K (the "Initial Form 8-K") to which this Amendment No. 2 relates, the consent of Price Waterhouse LLP was unavailable. This Amendment No. 2 amends and restates Item 7, as set forth below, for the purpose of adding the consent of Price Waterhouse LLP as an Exhibit, correcting certain typographical errors and further clarifying certain of the disclosures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

          The following historical financial information of Continental Medical Systems, Inc. ("CMS") and subsidiaries is incorporated herein by reeference:

             (i) audited consolidated balance sheets as of June 30, 1994 and 1993 (incorporated by reference to page 28 of CMS's Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the year ended June 30, 1994 (the "CMS Form 10-K/A);

            (ii) audited consolidated statements of operations for the years ended June 30, 1994, 1993 and 1992 (incorporated by reference to page 29 of the CMS Form 10-K/A);

           (iii) audited consolidated statements of stockholders' equity for the years ended June 30, 1994, 1993 and 1992 (incorporated by reference to page 30 of the CMS Form 10-K/A);

            (iv) audited consolidated statements of cash flows for the years ended June 30, 1994, 1993 and 1992 (incorporated by reference to page 31 of the CMS Form 10-K/A);

             (v) notes to the audited consolidated financial statements for the years ended June 30, 1994, 1993 and 1992 (incorporated by reference to pages 32-47 of the CMS Form 10-K/A);

            (vi) report of Ernst & Young LLP with respect to the consolidated balance sheet as of June 30, 1994 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended (incorporated by reference to page 47 of CMS's Annual Report on Form 10-K for the year ended June 30, 1994 (the "CMS Form 10-K"));

           (vii) report of Price Waterhouse LLP with respect to the consolidated financial statements as of and for each of the two years in the period ended June 30, 1993;

          (viii) unaudited consolidated balance sheet as of March 31, 1995 (incorporated by reference to page 1 of CMS's Amendment No.1 on Form 10-Q/A to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1995 (the "CMS Form 10-Q/A"));

            (ix) unaudited consolidated statements of operations for the nine months ended March 31, 1995 and 1994 (incorporated by reference to page 2 of the CMS Form 10-Q/A);

             (x) unaudited consolidated statement of stockholders' equity for the nine months ended March 31, 1995 (incorporated by reference to page 3 of the CMS Form 10-Q/A);

            (xi) unaudited consolidated statements of cash flows for the nine months ended March 31, 1995 and 1994 (incorporated by reference to pages 4 and 5 of the CMS Form 10-Q/A); and

           (xii) notes to unaudited consolidated financial statements (incorporated by reference to pages 6-8 of the CMS Form 10-Q/A).

     (B)  PRO FORMA FINANCIAL INFORMATION:

          The following pro forma financial information is filed herewith:

                                                                           Page
                                                                           ----
          Introduction to Unaudited Pro Forma Condensed
            Financial Statements........................................    F-1

          Unaudited Pro Forma Condensed Balance Sheet
            at February 28, 1995........................................    F-2

          Unaudited Pro Forma Condensed Statement of
            Earnings for the nine months ended February 28, 1995........    F-3

          Unaudited Pro Forma Condensed Statement of Earnings
            for the year ended May 31, 1994.............................    F-4

          Unaudited Pro Forma Condensed Statement of Earnings
            for the year ended May 31, 1993.............................    F-5

          Unaudited Pro Forma Condensed Statement of Earnings
            for the year ended May 31, 1992.............................    F-6

          Notes to Unaudited Pro Forma Condensed Financial Statements...    F-7

     (C)  EXHIBITS:


     2 Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995, by and among Horizon, Merger Sub and CMS (incorporated by reference to Exhibit 2.3 to Amendment No. 1 to Horizon's Registration Statement on Form S-4 (Registration No. 33-59561)).

    23.1       Consent of Ernst & Young LLP.

    23.2       Consent of Price Waterhouse LLP.

    99.1 Joint Proxy Statement/Prospectus of Horizon and CMS dated June 6, 1995 (as supplemented by the Joint Proxy Statement/Prospectus Supplement of June 21, 1995) (incorporated by reference to Horizon's Registration Statement on Form S-4 (Registration
               No. 33-59561)).

    99.2       Press Release of Horizon dated July 10, 1995.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

                                  HORIZON/CMS HEALTHCARE CORPORATION



                                  By: /s/ Ernest A. Schofield
                                     -------------------------------------------
                                  Ernest A. Schofield
                                  Senior Vice President and Chief Financial
                                  Officer


Dated: September 26, 1995

                                EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIAL
NUMBER                    DESCRIPTION OF EXHIBITS                 PAGE NUMBER
- -------                   -----------------------                 -----------
   2                 Amended and Restated Agreement and
                     Plan of Merger, dated as of May 23,
                     1995, by and among Horizon Healthcare
                     Corporation, CMS Merger Corporation
                     and Continental Medical Systems, Inc.
                     (incorporated by reference to Exhibit
                     2.3 to Amendment No. 1 to Horizon's
                     Registration Statement on Form S-4
                     (Registration No. 33-59561)).

 *23.1               Consent of Ernst & Young LLP.

 +23.2               Consent of Price Waterhouse LLP.

  99.1               Joint Proxy Statement/Prospectus of
                     Horizon and CMS dated June 6, 1995 (as
                     supplemented by the Joint Proxy
                     Statement/Prospectus Supplement of
                     June 21, 1995) (incorporated by reference to Horizon's Registration Statement on
                     Form S-4 (Registration No. 33-59561)).

 **99.2              Press Release of Horizon/CMS Healthcare
                     Corporation dated July 10, 1995.
- -----------------

 * Filed with the First Amendment.
** Filed with the Initial Form 8-K.
 + Filed herewith.

                      INTRODUCTION TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS

    The unaudited pro forma condensed balance sheet at February 28, 1995 gives effect to (i) the combination of Horizon's historical assets, liabilities and stockholders' equity at February 28, 1995 with the historical assets, liabilities and stockholders' equity of CMS as of March 31, 1995 accounted for as a pooling of interests as if the Merger had occurred on February 28, 1995, and (ii) as adjusted to give effect to the individually insignificant acquisitions effected subsequent to February 28, 1995 as if the transactions had occurred on February 28, 1995. Such adjustments are more fully described in the notes to the unaudited pro forma condensed financial statements.

    The unaudited pro forma condensed statement of earnings for the year ended May 31, 1994 gives effect to (i) the Merger accounted for as a pooling of interests, (ii) the merger of Greenery Rehabilitation Group, Inc. (Greenery) into Horizon, (iii) the acquisition of peopleCARE Heritage Group (peopleCARE) and (iv) individually insignificant acquisitions effected subsequent to June 1, 1993 by Horizon, as if all such transactions had occurred on June 1, 1993. The unaudited pro forma condensed statement of earnings for the year ended May 31, 1994 includes historical results of operations as follows: (i) the results of operations of Horizon for its fiscal year ended May 31, 1994, (ii) the results of operations of CMS for its fiscal year ended June 30, 1994, (iii) the results of operations of Greenery for the eight and one-half months ended February 10, 1994, (iv) the results of operations of peopleCARE for the twelve months ended April 30, 1994 and (v) the results of operations of the individually insignificant acquisitions for varying fiscal periods to the extent not already included in the historical amounts of Horizon. The combined historical amounts have been adjusted by giving effect to the assumptions and adjustments included in the accompanying notes to the unaudited pro forma condensed financial statements.

    The unaudited pro forma condensed statement of earnings for the nine months ended February 28, 1995 gives effect to (i) the Merger accounted for as a pooling of interests, (ii) the acquisitions of peopleCARE and individually insignificant acquisitions by Horizon, as if all such transactions had occurred on June 1, 1994. The unaudited pro forma condensed statement of earnings for the nine months ended February 28, 1995 includes historical results of operations as follows: (i) the results of operations of Horizon for the nine months ended February 28, 1995, (ii) the results of operations of CMS for the nine months ended March 31, 1995, (iii) the results of peopleCARE for the two months ended July 31, 1994 and (iv) the results of operations of the individually insignificant acquisitions for varying interim periods to the extent not already included in the historical amounts of Horizon. The combined historical amounts have been adjusted by giving effect to the assumptions and adjustments included in the accompanying notes to the unaudited pro forma condensed financial statements.

    The  unaudited  pro forma  condensed statements of earnings  for  the  years ended May 31, 1993 and 1992 give effect to the Merger accounted for as a pooling of interests as if the transaction had occurred on June 1, 1992 and 1991, respectively. The unaudited pro forma condensed statements of earnings for the years ended May 31, 1993 and 1992 include the historical results of operations as follows: (i) the results of operations of Horizon for its fiscal years ended May 31, 1993 and 1992 and (ii) the results of operations of CMS for its fiscal years ended June 30, 1993 and 1992.

    The following pro forma financial information may not necessarily reflect the financial condition or results of operations of Horizon or Horizon and CMS combined, which would have actually resulted had the transactions referred to above occurred as of the date and for the periods indicated or reflect the future earnings of Horizon or Horizon and CMS combined. The pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed financial statements and the financial statements of Horizon, CMS, Greenery and peopleCARE.

              HORIZON HEALTHCARE CORPORATION AND SUBSIDIARIES AND
               CONTINENTAL MEDICAL SYSTEMS, INC. AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                              AT FEBRUARY 28, 1995

                                     ASSETS

                                                                                                                        PRO FORMA
                                    HISTORICAL        POOLING OF                                                         COMBINED
                                ------------------     INTERESTS      PRO FORMA      HISTORICAL        ACQUISITION        AFTER
                                HORIZON   CMS (3)   ADJUSTMENTS (1)    COMBINED   ACQUISITIONS (2)   ADJUSTMENTS (3)   ACQUISITIONS
                                --------  --------  ---------------   ----------  ----------------   ---------------   ------------
                                                               (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
 Cash and cash equivalents....  $ 14,135  $ 23,142   $ --             $   37,277       $    3          $--              $    37,280
  Accounts receivable.........   133,659   216,025    (17,796)(a)        331,888        3,151           --                  335,039
  Other current assets........    26,038    44,844     --                 70,882           59           --                   70,941
                                --------  --------  ---------------   ----------      -------        ---------------   ------------
  Total current assets........   173,832   284,011    (17,796)           440,047        3,213           --                  443,260
  Land, buildings and
   equipment, net.............   360,496   240,464     --                600,960          494           10,056 (a)          611,510
  Notes receivable............    19,690    27,028     --                 46,718            8           --                   46,726
  Goodwill....................    75,182    89,871     --                165,053      --                 2,716 (a)          167,769
  Other long-term assets......    54,501    78,432      1,207 (b)        131,125           68           --                  131,193
                                                       (3,015)(b)
                                --------  --------  ---------------   ----------      -------        ---------------   ------------
    Total assets..............  $683,701  $719,806   $(19,604)        $1,383,903       $3,783          $12,772          $ 1,400,458
                                --------  --------  ---------------   ----------      -------        ---------------   ------------
                                --------  --------  ---------------   ----------      -------        ---------------   ------------

                                               LIABILITIES AND STOCKHOLDERS' EQUITY

  Current liabilities.........  $ 51,299  $145,414   $ 15,800 (d)    $   194,717       $2,548          $--              $   197,265
                                                      (17,796)(a)
  Long-term debt and capital
   lease obligations..........   215,163   310,895     --                526,058      --                --                  526,058
  Other long-term liabilities
   and minority interest......    19,170    24,539     --                 43,709           22           --                   43,731
  Stockholders' equity:
    Preferred stock ($.001 par
     value, 500,000 shares
     authorized, none issued       --        --        --                 --          --                --                  --
    Common stock ($.001 par
     value, 150,000,000 shares
     authorized, 29,027,527
     shares issued with
     28,523,752 shares
     outstanding, 49,369,009
     shares pro forma combined
     issued...................        29       386       (366)(c)             49           10               (9)(a)               50
    Additional paid-in
     capital..................   351,073   194,485        366 (c)        545,924      --                13,984 (a)          559,908
    Retained earnings.........    52,554    46,449    (15,800)(d)         81,395        1,203           (1,203)(a)           81,395
                                                       (1,808)(b)
    Treasury stock............    (5,587)    --        --                 (5,587)     --                --                   (5,587)
    Receivables from the sale
     of common stock..........     --       (2,362)    --                 (2,362)     --                --                   (2,362)
                                --------  --------  ---------------   ----------      -------        ---------------   ------------
    Total stockholders'
     equity...................   398,069   238,958    (17,608)           619,419        1,213           12,772              633,404
                                --------  --------  ---------------   ----------      -------        ---------------   ------------
    Total liabilities and
     stockholders' equity.....  $683,701  $719,806   $(19,604)        $1,383,903       $3,783          $12,772          $ 1,400,458
                                --------  --------  ---------------   ----------      -------        ---------------   ------------
                                --------  --------  ---------------   ----------      -------        ---------------   ------------

             (See Notes to Unaudited Pro Forma Condensed Financial
                  Statements for explanations of adjustments.)

              HORIZON HEALTHCARE CORPORATION AND SUBSIDIARIES AND
               CONTINENTAL MEDICAL SYSTEMS, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF EARNINGS

                  FOR THE NINE MONTHS ENDED FEBRUARY 28, 1995

                                                                                                                        PRO FORMA
                                    HISTORICAL        POOLING OF                                                         COMBINED
                                ------------------     INTERESTS      PRO FORMA      HISTORICAL        ACQUISITION        AFTER
                                HORIZON     CMS     ADJUSTMENTS (4)    COMBINED   ACQUISITIONS (5)   ADJUSTMENTS (6)   ACQUISITIONS
                                --------  --------  ---------------   ----------  ----------------   ---------------   ------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues............  $459,457  $740,724   $  --            $1,200,181      $51,100         $    (33)(g)      $1,251,248
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
Cost of services..............   348,507   655,918     (15,189)(a)       989,236       40,364              (35)(g)       1,028,644
                                                                                                          (921)(k)
Administrative and general....    47,163     --         15,189 (a)        62,352        5,977              (50)(h)          68,279
Interest expense..............    13,335    26,363      --                39,698        1,737              641 (i)          43,500
                                                                                                         1,424 (l)
Depreciation and
 amortization.................    13,063    27,952         911 (b)        41,926          783              682 (m)          43,546
                                                                                                           155 (j)
Special charge................     --       18,443      --                18,443      --                --                  18,443
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
  Total operating expenses....   422,068   728,676         911         1,151,655       48,861            1,896           1,202,412
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
  Earnings (loss) before
   minority interests and
   income taxes...............    37,389    12,048        (911)           48,526        2,239           (1,929)             48,836
Minority interests............     --       (5,197)     --                (5,197)     --                --                  (5,197)
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
  Earnings (loss) before
   income taxes...............    37,389     6,851        (911)           43,329        2,239           (1,929)             43,639
Income taxes..................    14,555     4,955        (365) (b)       19,145      --                   336 (7)          19,481
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
  Earnings (loss) from
   continuing operations......  $ 22,834  $  1,896   $    (546)       $   24,184      $ 2,239         $ (2,265)         $   24,158
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
                                --------  --------  ---------------   ----------     --------        ---------------   ------------
Earnings (loss) from
 continuing operations per
 common and common equivalent
 share........................  $   0.88  $   0.05                    $     0.51                                        $     0.50
                                --------  --------                    ----------                                       ------------
                                --------  --------                    ----------                                       ------------
Earnings (loss) from
 continuing operations per
 common share -- Assuming full
 dilution.....................  $   0.88  $   0.05                    $     0.51                                        $     0.50
                                --------  --------                    ----------                                       ------------
                                --------  --------                    ----------                                       ------------
Weighted average shares
 outstanding:
  Primary.....................    25,932    39,016                        46,989                                            48,036
                                --------  --------                    ----------                                       ------------
                                --------  --------                    ----------                                       ------------
  Fully diluted...............    25,932    39,530                        47,266                                            48,313
                                --------  --------                    ----------                                       ------------
                                --------  --------                    ----------                                       ------------

             (See Notes to Unaudited Pro Forma Condensed Financial
                  Statements for explanations of adjustments.)

              HORIZON HEALTHCARE CORPORATION AND SUBSIDIARIES AND
               CONTINENTAL MEDICAL SYSTEMS, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF EARNINGS

                        FOR THE YEAR ENDED MAY 31, 1994

                                                                                                                        PRO FORMA
                                HISTORICAL       POOLING OF IN-                                                          COMBINED
                           --------------------  TERESTS ADJUST-   PRO FORMA       HISTORICAL          ACQUISITION     AFTER ACQUI-
                           HORIZON      CMS         MENTS (4)       COMBINED   ACQUISITIONS (5)(8)   ADJUSTMENTS (6)     SITIONS
                           --------  ----------  ---------------   ----------  -------------------   ---------------   ------------
                                                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues.......  $375,095  $1,008,281   $ --             $1,383,376       $257,514           $(3,695)(a)      $1,619,368
                           --------  ----------  ---------------   ----------     ----------                           ------------
                                                                                                       (17,429)(b)
                                                                                                         1,220 (b)
                                                                                                            46 (c)
                                                                                                        (1,464)(d)
                                                                                                          (200)(g)
                                                                                                     ---------------
                                                                                                       (21,522)
                                                                                                     ---------------
Cost of services.........   293,863     894,488    (19,943)(a)      1,168,408        204,921            (2,144)(a)       1,353,293
                                                                                                       (16,860)(b)
                                                                                                          (211)(g)
                                                                                                          (821)(k)
Administrative and
 general.................    40,165      --         19,943 (a)         60,108         45,698              (552)(a)          98,929
                                                                                                        (1,402)(b)
                                                                                                        (4,747)(e)
                                                                                                           124 (f)
                                                                                                          (300)(h)
Interest expense.........     6,240      38,156     --                 44,396          9,970             1,599 (a)          62,101
                                                                                                         2,483 (l)
                                                                                                         3,653 (i)
Depreciation and
 amortization............     8,081      38,266      1,902 (b)         48,249          5,139             1,045 (a)          56,196
                                                                                                          (163)(b)
                                                                                                         1,105 (m)
                                                                                                           821 (j)
Special charge...........     --         74,834     --                 74,834          5,881            (5,881)(a)          74,834
                           --------  ----------  ---------------   ----------     ----------         ---------------   ------------
  Total operating
   expenses..............   348,349   1,045,744      1,902          1,395,995        271,609           (22,251)          1,645,353
                           --------  ----------  ---------------   ----------     ----------         ---------------   ------------
  Earnings (loss) before
   minority interests and
   income taxes..........    26,746     (37,463)    (1,902)           (12,619)       (14,095)              729             (25,985)
Minority interests.......     --         (4,730)                       (4,730)      --                  --                  (4,730)
                           --------  ----------  ---------------   ----------     ----------         ---------------   ------------
  Earnings (loss) before
   income taxes..........    26,746     (42,193)    (1,902)           (17,349)       (14,095)              729             (30,715)
Income taxes.............    10,140      (7,648)      (761)(b)          1,731         (9,202)            4,347 (7)          (3,124)
                           --------  ----------  ---------------   ----------     ----------         ---------------   ------------
  Earnings (loss) from
   continuing opera-
   tions.................  $ 16,606  $  (34,545)  $ (1,141)        $  (19,080)      $ (4,893)          $(3,618)         $  (27,591)
                           --------  ----------  ---------------   ----------     ----------         ---------------   ------------
                           --------  ----------  ---------------   ----------     ----------         ---------------   ------------
Earnings (loss) from
 continuing operations
 per common and common
 equivalent share........  $   0.99  $    (0.92)                   $    (0.51)                                          $    (0.69)
                           --------  ----------                    ----------                                          ------------
                           --------  ----------                    ----------                                          ------------
Earnings (loss) from
 continuing operations
 per common share --
 Assuming full
 dilution................  $   0.91  $    (0.92)                   $    (0.51)                                          $    (0.69)
                           --------  ----------                    ----------                                          ------------
                           --------  ----------                    ----------                                          ------------
Weighted average shares
 outstanding:
  Primary................    16,751      37,663                        37,078                                               40,098
                           --------  ----------                    ----------                                          ------------
                           --------  ----------                    ----------                                          ------------
  Fully diluted..........    19,724      37,663                        40,051                                               43,071
                           --------  ----------                    ----------                                          ------------
                           --------  ----------                    ----------                                          ------------

             (See Notes to Unaudited Pro Forma Condensed Financial
                  Statements for explanations of adjustments.)

              HORIZON HEALTHCARE CORPORATION AND SUBSIDIARIES AND
               CONTINENTAL MEDICAL SYSTEMS, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF EARNINGS
                        FOR THE YEAR ENDED MAY 31, 1993

                                                                                      HISTORICAL        POOLING OF
                                                                                  ------------------     INTERESTS      PRO FORMA
                                                                                  HORIZON     CMS     ADJUSTMENTS (4)    COMBINED
                                                                                  --------  --------  ---------------   ----------
                                                                                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues..............................................................  $232,199  $904,159   $ --             $1,136,358
                                                                                  --------  --------  ---------------   ----------
Cost of services................................................................   186,709   790,172    (16,795)(a)        960,086
Administrative and general......................................................    25,489     --        16,795 (a)         42,284
Interest expense................................................................     4,252    22,747     --                 26,999
Depreciation and
amortization....................................................................     4,007    29,735        172 (b)         33,914
Special charge..................................................................     --       14,556     --                 14,556
                                                                                  --------  --------  ---------------   ----------
Total operating
expenses........................................................................   220,457   857,210        172          1,077,839
                                                                                  --------  --------  ---------------   ----------
Earnings before minority interests and income taxes.............................    11,742    46,949       (172)            58,519
Minority interests..............................................................     --       (6,663)    --                 (6,663)
                                                                                  --------  --------  ---------------   ----------
    Earnings before income taxes................................................    11,742    40,286       (172)            51,856
Income taxes....................................................................     4,026    17,563        (69) (b)        21,520
                                                                                  --------  --------  ---------------   ----------
Earnings from continuing operations.............................................  $  7,716  $ 22,723   $    (103)       $   30,336
                                                                                  --------  --------  ---------------   ----------
                                                                                  --------  --------  ---------------   ----------
Earnings from continuing operations per common and common equivalent share......  $   0.66  $   0.59                    $     0.94
                                                                                  --------  --------                    ----------
                                                                                  --------  --------                    ----------
Earnings from continuing operations per common share -- Assuming full
 dilution.......................................................................  $   0.62  $   0.59                    $     0.89
                                                                                  --------  --------                    ----------
                                                                                  --------  --------                    ----------
Weighted average shares outstanding:
  Primary.......................................................................    11,712    38,051                        32,248
                                                                                  --------  --------                    ----------
                                                                                  --------  --------                    ----------
  Fully diluted.................................................................    16,276    38,290                        36,941
                                                                                  --------  --------                    ----------
                                                                                  --------  --------                    ----------

             (See Notes to Unaudited Pro Forma Condensed Financial
                  Statements for explanations of adjustments)

              HORIZON HEALTHCARE CORPORATION AND SUBSIDIARIES AND
               CONTINENTAL MEDICAL SYSTEMS, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                             STATEMENT OF EARNINGS

                        FOR THE YEAR ENDED MAY 31, 1992

                                                                                      HISTORICAL        POOLING OF        PRO
                                                                                  ------------------     INTERESTS       FORMA
                                                                                  HORIZON     CMS     ADJUSTMENTS (4)   COMBINED
                                                                                  --------  --------  ---------------   --------
                                                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Operating revenues..............................................................  $158,979  $684,761   $ --             $843,740
                                                                                  --------  --------  ---------------   --------
Cost of services................................................................   130,884   612,056    (15,394)(a)      727,546
Administrative and general......................................................    17,076     --        15,394 (a)       32,470
Interest expense................................................................     2,207     6,216                       8,423
Depreciation and amortization...................................................     2,157    17,766        30 (b)        19,953
                                                                                  --------  --------  ---------------   --------
    Total operating expenses....................................................   152,324   636,038        30           788,392
                                                                                  --------  --------  ---------------   --------
    Earnings before minority interests and income taxes.........................     6,655    48,723        (30)          55,348
Minority interests..............................................................     --       (6,771)      --             (6,771)
                                                                                  --------  --------  ---------------   --------
    Earnings before income taxes................................................     6,655    41,952        (30)          48,577
Income taxes....................................................................     1,628    14,861        (12) (b)      16,477
                                                                                  --------  --------  ---------------   --------
    Earnings from continuing operations.........................................  $  5,027  $ 27,091   $    (18)        $ 32,100
                                                                                  --------  --------  ---------------   --------
                                                                                  --------  --------  ---------------   --------
Earnings from continuing operations per common and common equivalent share......  $   0.44  $   0.73                    $   1.02
                                                                                  --------  --------                    --------
                                                                                  --------  --------                    --------
Earnings from continuing operations per common share -- Assuming full
 dilution.......................................................................  $   0.44  $   0.72                    $   1.00
                                                                                  --------  --------                    --------
                                                                                  --------  --------                    --------
Weighted average shares outstanding:
  Primary.......................................................................    11,402    37,169                      31,462
                                                                                  --------  --------                    --------
                                                                                  --------  --------                    --------
  Fully diluted.................................................................    12,778    37,403                      32,964
                                                                                  --------  --------                    --------
                                                                                  --------  --------                    --------

             (See Notes to Unaudited Pro Forma Condensed Financial
                  Statements for explanations of adjustments)

                          NOTES TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

I. (1) The Merger Agreement provides that each share of CMS Common Stock will be converted into .5397 shares of Horizon Common Stock.

    (2) Other income, principally interest and merger expenses of CMS which have been reported separately on CMS' historical statements of operations, have been reclassified to operating revenues and cost of services, respectively for purposes of presentation in the unaudited pro forma statements of earnings.

    (3) Notes receivable from officers at February 28, 1995 relating to the sale of 2,362 shares of CMS Common Stock has been separately stated as a component of stockholders' equity in CMS's historical amounts.

    (4) The pro forma combined earnings per share amounts for all periods presented are based on the weighted average shares outstanding for Horizon plus CMS weighted average shares outstanding multiplied by the Exchange Ratio.

    (5) The pro forma after acquisitions earnings per share amounts for the nine months ended February 28, 1995 and the year ended May 31, 1994 reflect additional weighted average shares of 1,047 and 3,020, respectively, relating to the issuance of Horizon Common Stock in connection with individually insignificant acquisitions.

II. EXPLANATION OF PRO FORMA ADJUSTMENTS:

                            PRO FORMA BALANCE SHEETS

(1)  POOLING OF INTERESTS ADJUSTMENTS

    (a) To conform CMS's financial statement presentation to that of Horizon. This adjustment combines the net amount of estimated Medicare and Medicaid settlements for Horizon and CMS into one line item, classified in current liabilities.

    (b) To record the effect of conforming Horizon's accounting policies with respect to deferred pre-opening costs to those applied by CMS. The cumulative effect through February 28, 1995 related to conforming this accounting policy was to increase accumulated amortization of deferred pre-opening costs by $3,015, increase deferred income taxes by $1,207 and decrease retained earnings by $1,808.

    (c) To record the issuance of 20,867 shares of Horizon Common Stock, par value $.001 per share, upon conversion of the 38,664 shares of CMS Common Stock, par value $.01 per share.

    (d)  Certain non-recurring adjustments estimated to approximate $15,800 will
be   recorded  in  connection   with  the  Merger.   These  adjustments  include
approximately  $9,200  for  the   settlement  of  obligations  under   existing
employment  agreements  with  the chief  executive  officer of  CMS  as follows:
$5,500 related to the settlement of existing future bonus rights; and $3,700 related to termination payments payable following a change in control of CMS. The remaining approximate $6,600 represents expenses directly related to effecting the Merger. These costs have been accrued in the unaudited pro forma combined balance sheet as of February 28, 1995. All of these costs are expected to be charged against income of the combined company immediately upon closing of the Merger, which is currently expected to be in Horizon's first quarter of fiscal year 1996. Accordingly, the effects of these costs have not been reflected in the unaudited pro forma condensed statements of earnings. The impact of these adjustments on earnings from continuing operations for the nine months ended February 28, 1995 is expected to be $11,900, net of income taxes. Including these adjustments, earnings from continuing operations per share-primary and fully diluted for the nine months ended February 28, 1995 would have been $0.25 on a pro forma combined after acquisitions basis.

(2)  HISTORICAL ACQUISITIONS

    The unaudited pro forma condensed balance sheet at February 28, 1995 includes the historical aggregated balance sheets of insignificant acquisitions by Horizon subsequent to February 28, 1995.

(3)  HISTORICAL INSIGNIFICANT ACQUISITIONS ADJUSTMENTS

    (a) Adjustments for $10,056 and $2,716 have been recorded to land, buildings and equipment and goodwill, respectively, in the Horizon and combined balance sheets as of February 28, 1995 to record the value of assets purchased and the excess purchase price related to the insignificant acquisitions by Horizon completed after February 28, 1995. In addition, adjustments of $(9), $13,984 and $(1,203) have been recorded to common stock, additional paid-in capital and retained earnings, respectively, to eliminate the acquired entities' equity and record the issuance of 761,719 shares of Horizon Common Stock, respectively.

                        PRO FORMA STATEMENTS OF EARNINGS

(4)  POOLING OF INTERESTS ADJUSTMENTS

    (a) Adjustments have been recorded to conform CMS's financial statement presentation to that of Horizon. Amounts reclassified represent historical administrative and general expense which has been classified by CMS as cost of services expense.

    (b) To record the effect of conforming Horizon's accounting policies with respect to deferred pre-opening costs to those applied by CMS. The following summarizes the effect of conforming this accounting policy for each period presented:

                                 Nine Months
                                    Ended          Year Ended     Year Ended     Year Ended
                              February 28, 1995   May 31, 1994   May 31, 1993   May 31, 1992
                              -----------------   ------------   ------------   ------------
Increase depreciation and
  amortization expense                  $(911)       $(1,902)         $(172)          $(30)

Decrease in income taxes                  365            761             69             12
                              -----------------   ------------   ------------   ------------

Decrease in earnings from               $(546)       $(1,141)         $(103)          $(18)
  continuing operations       -----------------   ------------   ------------   ------------
                              -----------------   ------------   ------------   ------------

Effect on Horizon historical
    earnings per share -
  assuming full dilution               $(0.01)        $(0.03)            -              -
                              -----------------   ------------   ------------   ------------
                              -----------------   ------------   ------------   ------------

(5) The unaudited pro forma condensed statement of earnings for the nine months ended February 28, 1995 includes the historical results of operations of peopleCARE prior to its acquisition on July 29, 1994 and the results of operations of individually insignificant acquisitions by Horizon for the appropriate periods prior to each individual acquisition.

    The unaudited pro forma condensed statement of earnings for the year ended May 31, 1994 includes the historical results of operations of Greenery prior to its acquisition on February 10, 1994, the historical results of operations of peopleCARE for the twelve months ended April 30, 1994 and the results of operations of individually insignificant acquisitions by Horizon for appropriate twelve month periods.

(6)  ACQUISITION ADJUSTMENTS:

GREENERY ACQUISITION ADJUSTMENTS

    Horizon completed the Greenery merger and related transactions on February 10, 1994. As a result, the historical financial statements of Horizon for the year ended May 31, 1994 include approximately three and one-half months of Greenery operations. Following are adjustments recorded to reflect the effects of the Greenery merger and related transactions for the approximate eight and one-half month period ended February 10, 1994 as if the Greenery merger had occurred on June 1, 1993:

    (a) In connection with the Greenery merger, Horizon purchased three facilities previously leased by Health and Rehabilitation Properties Trust ("HRP") to Greenery and incurred additional debt related to a Greenery-owned facility to raise additional cash. In addition, certain assets for which a write down of approximately $3,100 was recorded by Greenery during the eight and one-half months ended February 10, 1994 were sold, along with two office buildings owned and operated by Greenery. Greenery also recorded a $775 loss on the sale of one facility to HRP and expenses of $2,006 related to severance pay and other Greenery merger costs in preparation for the Greenery merger during the eight and one-half months ended February 10, 1994. The impact of the above, as well as the additional depreciation and amortization expense for the allocation of excess purchase price to buildings and equipment and goodwill (assuming a 40-year amortization period for goodwill), on earnings before income taxes is as follows:

                                                                                  EIGHT AND ONE-HALF
                                                                                     MONTHS ENDED
                                                                                  FEBRUARY 10, 1994
                                                                                  ------------------
Operating revenues..............................................................       $(3,695)
                                                                                       -------
Cost of services, net of facility leases........................................        (2,144)
Administrative and general......................................................          (552)
Interest........................................................................         1,599
Depreciation and amortization...................................................         1,045
Non-recurring write down to net realizable value of assets sold to M&P and HRP
 and other Greenery merger related costs and losses.............................        (5,881)
                                                                                       -------
  Total operating expenses......................................................        (5,933)
                                                                                       -------
  Increase in earnings before income taxes......................................       $ 2,238
                                                                                       -------
                                                                                       -------

    (b) Pursuant to the Greenery merger, Greenery's obligations under three facility leases with HRP were assumed by the former majority owners of Greenery, and Horizon entered into a management agreement with such former majority owners for such facilities. The impact on earnings before income taxes was as follows:

                                                                                  EIGHT AND ONE-HALF
                                                                                     MONTHS ENDED
                                                                                  FEBRUARY 10, 1994
                                                                                  ------------------
Operating revenues..............................................................       $(17,429)
                                                                                       --------
Costs of services...............................................................        (16,860)
Administrative and general......................................................         (1,402)
Depreciation and amortization...................................................           (163)
                                                                                       --------
  Total operating expenses......................................................        (18,425)
                                                                                       --------
  Net increase in earnings before income taxes..................................            996
Pro forma management revenues...................................................          1,220
                                                                                       --------
  Increase in earnings before income taxes......................................       $  2,216
                                                                                       --------
                                                                                       --------

    (c) Interest income has been increased to reflect the impact of Horizon financing the $20,000 sale to M&P of certain Greenery assets, including among other assets, the office buildings discussed in (a) above and interest bearing notes receivable, as follows:

                                                                                  EIGHT AND ONE-HALF
                                                                                     MONTHS ENDED
                                                                                  FEBRUARY 10, 1994
                                                                                  ------------------
Interest on Horizon's $20,000 note receivable...................................        $ 851
Less interest on notes receivable sold..........................................         (805)
                                                                                       ------
                                                                                        $  46
                                                                                       ------
                                                                                       ------

    (d) Operating revenues have been reduced by $1,464 to eliminate consulting fee revenues between Horizon and Greenery.

    (e) As a result of the Greenery merger, the corporate offices of Greenery were closed and specifically identified duplicate corporate administrative and general expenses at Greenery totaling $4,747 for the eight and one-half months ended February 10, 1994 have been eliminated.

    (f) Horizon has entered into a management agreement with a director of Greenery for a term of seven years at an annual rate of $175 ($124 for eight and one-half months).

    PEOPLECARE ACQUISITION ADJUSTMENT

    Horizon completed the peopleCARE acquisition on July 29, 1994. As a result, the historical financial statements of Horizon for the nine months ended February 28, 1995 include approximately seven months of peopleCARE operations. Following are adjustments recorded to reflect the effects of the peopleCARE acquisition and related transactions for the twelve month period ended May 31, 1994 and two month period ended July 29, 1994 as if the peopleCARE acquisition had occurred on June 1, 1993 and June 1, 1994, respectively. The adjustments for the peopleCARE acquisition consist of the following:

    (g) The historical financial information reported for peopleCARE includes certain de minimis amounts which were not acquired or assumed by Horizon in connection with this acquisition. Therefore, adjustments have been recorded to eliminate interest and other operating revenues of $200 and $33 for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively, and cost of services expense of $211 and $35 for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively, associated with the predecessor entity operations which were not acquired by Horizon.

    (h)    Adjustments  of  $300  and  $50  have  been  recorded  to   eliminate
distributions to peopleCARE's prior owners for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively.

    (i) The peopleCARE acquisition purchase price included the payment of $55,616 in cash, which was funded from Horizon's line of credit, for title to seven facilities. This acquisition also called for Horizon to enter into a capital lease for six facilities formerly owned by peopleCARE. As a result, interest expense has been adjusted as follows for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively:

                                                                                                    NINE MONTHS
                                                                                   YEAR ENDED          ENDED
                                                                                  MAY 31, 1994   FEBRUARY 28, 1995
                                                                                  ------------   -----------------
Increase in line of credit sufficient to retire outstanding peopleCARE debt during the period ($49,716 for the period June 1, 1993 through September 30,
 1993 and $55,716 for the period October 1, 1993 through May 31, 1994)
  Interest at 7.25%.............................................................    $ 3,840            $ 672
Increase in capital lease obligations of $48,700.
  Interest expense amortized based on an interest rate of 9.09%.................      4,403              734
Less historical peopleCARE interest expense.....................................     (4,590)            (765)
                                                                                  ------------        ------
    Increase in interest expense................................................    $ 3,653            $ 641
                                                                                  ------------        ------
                                                                                  ------------        ------

    (j) Adjustments have been recorded to depreciation and amortization expense to reflect the purchase of seven facilities and capital lease of six facilities in connection with the peopleCARE acquisition for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively, as follows:

                                                                                                             NINE MONTHS
                                                                                            YEAR ENDED          ENDED
                                                                                           MAY 31, 1994   FEBRUARY 28, 1995
                                                                                           ------------   -----------------
Purchase price allocated to equipment...........................................  $ 5,500
Depreciable life in years.......................................................       10
                                                                                  -------
                                                                                             $   550            $  91
Purchase price allocated to buildings...........................................  $86,240
Depreciable life in years.......................................................       40
                                                                                  -------
                                                                                               2,156              370
Purchase price allocated to noncompete agreements...............................  $   250
Amortizable life in years.......................................................        3
                                                                                  -------
                                                                                                  83               14
Less historical peopleCARE depreciation expense.................................              (1,968)            (320)
                                                                                           ------------        ------
    Increase in depreciation and amortization expense...........................             $   821            $ 155
                                                                                           ------------        ------
                                                                                           ------------        ------

    INDIVIDUALLY INSIGNIFICANT ACQUISITIONS AND ACQUISITIONS ADJUSTMENTS

    Horizon has completed various individually insignificant transactions in the period from June 1, 1994 to March 1, 1995. As a result, the historical financial statements of Horizon for the nine months ended February 28, 1995 include varying periods of operations related to these acquisitions. The following are adjustments recorded to reflect the results of operations of these acquisitions to the extent not included in Horizon's historical results of operations for the periods ended February 28, 1995 and May 31, 1994 as if such acquisitions had occurred on June 1, 1994 and June 1, 1993, respectively. The adjustments for the insignificant acquisitions consist of the following:

    (k) Adjustments for ($821) and ($921) have been recorded to eliminate historical lease expense for the purchase of leases for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively.

    (l) Adjustments for $2,483 and $1,424 have been recorded to reflect interest expense on long-term debt incurred to fund acquisitions for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively.

    (m) Adjustments for $1,105 and $682 have been recorded to depreciation and amortization to reflect the additional costs associated with the purchased entities for the year ended May 31, 1994 and the nine months ended February 28, 1995, respectively.

(7)  INCOME TAXES:

    An effective tax rate of 39.5% has been applied to all entities and to all periods except with respect to historical CMS for which the actual historical effective tax rate has been maintained.

(8)  GREENERY:

    Administrative and general expenses included in the original pro forma condensed consolidated financial statements prepared to reflect Horizon's acquisition of Greenery have been amended to reflect certain adjustments to the Greenery historical period from October 1, 1993 through the acquisition date, February 11, 1994. The pro forma financial statements were first amended eight months following the acquisition to properly reflect as a reduction to net income in the unaudited pre-acquisition period adjustments that Horizon made to predecessor company reserves that had not previously been reflected in income. The reduction to income associated with these adjustments totaled $7,777, pre-tax, and $4,705 net of tax. Further adjustments were recorded related to errors discovered in the original Greenery purchase accounting and the resolution of a pre-acquisition contingency totaling $7,710 and $471, respectively, pre-tax, and $4,665 and $285, respectively, net of taxes. All such adjustments have been properly reflected in each of the accompanying pro forma condensed statements of earnings for the year ended May 31, 1994.